Exhibit 10.1

AMENDMENT NO. 1 dated as of January 27, 2017 (this “Amendment”), to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 22, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among USG CORPORATION, a Delaware corporation (the “U.S. Borrower”), CGC INC., a New Brunswick corporation (the “Canadian Borrower” and together with the U.S. Borrower, being collectively, the “Borrowers” and each a “Borrower”), the LENDERS and ISSUING BANKS from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent, and BANK OF AMERICA, N.A. and WELLS FARGO BANK, N.A., as Co-Syndication Agents. Defined terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein;

WHEREAS the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS the undersigned are willing to amend such provisions of the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.    Amendments to Credit Agreement. (a)  Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)  The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means (a) any of the member states of the European Union, (b) Iceland, (c) Liechtenstein and (d) Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or, for any day that is not a Business Day, for the immediately preceding Business Day); provided, however, that, if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a Federal funds transaction quoted at 11:00 a.m., New York City time, on such day to the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided further, however, that if any of the aforesaid rates shall be less than zero, then such rate shall be deemed to be zero for all purposes of this Agreement.

“Overnight Bank Funding Rate” means, for any date, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depositary institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(ii)  The definition of the term “Alternate Base Rate” shall be amended by replacing each occurrence of the text “Federal Funds Effective Rate” in such definition with the text “NYFRB Rate”.

(iii)  The definition of the term “Defaulting Lender” shall be amended by adding the text “or of a Bail-In Action” immediately after the text “Bankruptcy Event” in clause (d) of such definition.

(iv)  The definition of the term “Federal Funds Effective Rate” shall be amended and restated in its entirety to read as follows:

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided, however, that if such rate shall be less than zero, then such rate shall be deemed to be zero for all purposes of this Agreement.

(v)  The definition of “Payment Conditions” shall be amended and restated in its entirety to read as follows:

“Payment Conditions” means, at any time of determination, the requirement that either (a) Excess Availability at such time exceeds an amount equal to the greater of (i) $28,800,000 and (ii) 20% of the lesser of (A) the aggregate Revolving Commitment at such time and (B) the Aggregate Borrowing Base at such time or (b) each of (x) Excess Availability at such time exceeds an amount equal to the greater of (i) $21,600,000 and (ii) 15% of the lesser of (A) the aggregate Revolving Commitment at such time and (B) the Aggregate Borrowing Base at such time and (y) the Fixed Charge Coverage Ratio at such time, determined for the period of four consecutive fiscal quarters most recently ended at or prior to such time, is greater than or equal to 1.00 to 1.00, in each case, as calculated after giving pro forma effect to the transaction which is subject to the testing of the Payment Condition.

(vi)   The definition of “Threshold Amount” shall be amended and restated in its entirety to read as follows:

 “Threshold Amount” means, at any time, an amount equal to the greater of (a) $18,000,000 and (b) 12.5% of the lesser of (i) the aggregate Revolving Commitments at such time and (ii) the Aggregate Borrowing Base at such time.

(b)    Sections 2.06(b), 2.17(e) and 9.16 of the Credit Agreement are hereby amended by replacing each occurrence of the text “Federal Funds Effective Rate” in such Sections with the text “NYFRB Rate”.

(c)    Section 2.20 of the Credit Agreement is hereby amended by adding the text “or Bail-In Action” immediately after the text “Bankruptcy Event” in the second paragraph of such Section.

(d)    The following new Section 9.22 is hereby added to Article IX of the Credit Agreement:

SECTION 9.22.  Acknowledgment and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of any EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)  a reduction in full or in part or cancellation of any such liability;

(ii)  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)  the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

SECTION 2.    Representations and Warranties.  The U.S. Borrower represents and warrants to the Administrative Agent and to each of the Lenders and Issuing Banks that:

 (a)     this Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of the U.S. Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

 (b)    other than the representation and warranty set forth in Section 3.04(b) of the Credit Agreement, the representations and warranties of the Loan Parties set forth in the Loan Documents that are qualified by materiality are true and correct and the representations and warranties of the Loan Parties set forth in the Loan Documents that are not so qualified are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct (or are true and correct in all material respects, as the case may be, as of such earlier date); and

 (c)    at the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 3.    Effectiveness.  This Amendment shall become effective as of the date first above written when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the U.S. Borrower, the Lenders constituting the Required Lenders and the Administrative Agent and (b) the Administrative Agent and the Lenders shall have received payment of all expenses required to be reimbursed by the U.S. Borrower or any other Loan Party under or in connection with this Amendment and any other Loan Document, including those expenses set forth in Section 7 hereof.

SECTION 4.    Loan Documents.  Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the U.S. Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the U.S. Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5.    Applicable Law; Waiver of Jury Trial.  (a)  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b)    EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 6.    Counterparts; Amendment.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the U.S. Borrower, each Lender and the Administrative Agent.

SECTION 7.    Expenses.  The U.S. Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 8.    Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

USG CORPORATION,

By

/s/ Matthew F. Hilzinger
Name:	Matthew F. Hilzinger
Title:	Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

By
/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE FOURTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION AND CGC INC., AS BORROWERS, THE LENDERS AND ISSUING BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:

Bank of America, N.A.

By	/s/ Robert J. Lund
Name:	Robert J. Lund
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE FOURTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION AND CGC INC., AS BORROWERS, THE LENDERS AND ISSUING BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:

CITIBANK, N.A.

By	/s/ Thomas M. Halsch
Name:	Thomas M. Halsch
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE FOURTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION AND CGC INC., AS BORROWERS, THE LENDERS AND ISSUING BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:

Goldman Sachs Bank USA

By	/s/ Shital Bhatt
Name:	Shital Bhatt
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE FOURTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION AND CGC INC., AS BORROWERS, THE LENDERS AND ISSUING BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:

HSBC

By	/s/ Joseph A. Philbin
Name:	Joseph A. Philbin
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE FOURTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION AND CGC INC., AS BORROWERS, THE LENDERS AND ISSUING BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:

The Northern Trust Company

By	/s/ Keith L. Burson
Name:	Keith L. Burson
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE FOURTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION AND CGC INC., AS BORROWERS, THE LENDERS AND ISSUING BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:

Royal Bank of Canada

By	/s/ Raja Khanna
Name:	Raja Khanna
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE FOURTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION AND CGC INC., AS BORROWERS, THE LENDERS AND ISSUING BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:

SunTrust Bank

By	/s/ Pavo Hrkac
Name:	Pavo Hrkac
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE FOURTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION AND CGC INC., AS BORROWERS, THE LENDERS AND ISSUING BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:

TD Bank, N.A.

By	/s/ Antimo Barbieri
Name:	Antimo Barbieri
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE FOURTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION AND CGC INC., AS BORROWERS, THE LENDERS AND ISSUING BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:

U.S. Bank, National Association

By	/s/ Deborah Saffie
Name:	Deborah Saffie
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE FOURTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION AND CGC INC., AS BORROWERS, THE LENDERS AND ISSUING BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:

Wells Fargo Bank, NA

By	/s/ Kevin S. Fong
Name:	Kevin S. Fong
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE FOURTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 22, 2014, AMONG USG CORPORATION AND CGC INC., AS BORROWERS, THE LENDERS AND ISSUING BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:

Wells Fargo Capital Finance Corporation Canada

By	/s/ David G. Phillips
Name:	David G. Phillips
Title:	Senior Vice President
Credit Officer, Canada